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                                                              Exhibit 99.906CERT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (S) 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of The Kensington Funds (the "Registrant").

I, John P. Kramer, the President of the Registrant, certify that, to the best of my knowledge:

       (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

       (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




  /s/ John P. Kramer                                       08/29/03
-----------------------------------                      -----------------------
John P. Kramer                                           Date
President


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (S) 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of The Kensington Funds (the "Registrant").

I, Cynthia M. Yee, the Treasurer of the Registrant, certify that, to the best of my knowledge:

       (i) the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

       (ii) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




  /s/ Cynthia M. Yee                                       08/29/03
-----------------------------------                      -----------------------
Cynthia M. Yee                                           Date
Treasurer


A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.